QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):      December 24, 2001

YAHOO! INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-28018 (Commission File Number)	77-0398689 (I.R.S. Employer Identification No.)

701 First Avenue
Sunnyvale, California 94089
(Address of Principal Executive Offices) (Zip Code)

(408) 349-3300
Registrant's telephone number including area code

Not Applicable
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

    On December 27, 2001, Yahoo! Inc., a Delaware corporation ("Yahoo!"), entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Yahoo!, HJ Acquisition Corp., a Delaware corporation ("Merger Sub") and a wholly-owned subsidiary of Yahoo!, and HotJobs.com, Ltd., a Delaware corporation ("HotJobs").

    A copy of the Merger Agreement and the exhibits attached thereto are filed herewith as Exhibit 2.1. Such exhibit is hereby incorporated by reference herein and the foregoing description is qualified in its entirety by reference to such exhibit.

    On December 27, 2001, Yahoo! issued a press release. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5. Other Events.

    On December 24, 2001, Yahoo! Inc. issued a press release. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

    On December 27, 2001, Yahoo! Inc. issued a press release. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

    The press releases filed as exhibits to this report include "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press releases are "forward-looking" rather than "historic." The press releases contain forward-looking statements that involve risks and uncertainties concerning Yahoo!'s expected financial performance (as described without limitation in quotations from management in the press release), as well as Yahoo!'s strategic and operational plans. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. More information about potential factors that could affect the Company's business and financial results is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and the Quarterly Reports on Form 10-Q for the three, six and nine-month periods ended September 30, 2001 which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website (http://www.sec.gov).

Item 7. Financial Statements and Exhibits.

  (a)
  Financial Statements of Business Acquired.

    To be filed within sixty (60) days of the date of filing of this Current Report on Form 8-K, as permitted by Item 7(a)(4) of Form 8-K.

  (b)
  Pro Forma Financial Information.

    To be filed within sixty (60) days of the date of filing of this Current Report on Form 8-K, as permitted by Item 7(b)(2) of Form 8-K.

  (c)
  Exhibits.

  2.1
  Agreement and Plan of Merger, dated as of December 27, 2001 by and among Yahoo! Inc., a Delaware corporation, HJ Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Yahoo! and HotJobs.com, Ltd., a Delaware corporation.

  99.1
  Press release dated December 24, 2001 by Yahoo! Inc.

  99.2
  Press release dated December 27, 2001 by Yahoo! Inc.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.
By:	/s/ TERRY SEMEL Terry Semel Chairman and Chief Executive Officer

Date: December 27, 2001

INDEX TO EXHIBITS

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of December 27, 2001 by and among Yahoo! Inc., a Delaware corporation, HJ Acquistion Corp., a Delaware corporation and a wholly owned subsidiary of Yahoo! and HotJobs.com, Ltd., a Delaware corporation.
99.1	Press release dated December 24, 2001 by Yahoo! Inc.
99.2	Press release dated December 27, 2001 by Yahoo! Inc.

QuickLinks

  Item 2. Acquisition or Disposition of Assets
  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS